                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

In connection with the Quarterly Report of Everlast Worldwide Inc., a Delaware
corporation (the "Company") on Form 10-Q/A for the period ended June 30, 2007
(the "Report") as filed with the Securities and Exchange Commission on the date hereof, the undersigned, Seth Horowitz, Chief Executive Officer of the Company,
certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the
Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/ Seth Horowitz
                                         ---------------------------------------
                                         Seth Horowitz
                                         Chief Executive Officer
                                         August 15, 2007

A signed original of this written statement required by Section 906 has been provided to Everlast Worldwide Inc. and will be retained by Everlast Worldwide
Inc and furnished to the Securities and Exchange Commission or its staff upon request.